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                                                                Exhibit 10.13(c)

               AMENDMENT NUMBER 3 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 3 to Purchase Agreement GCT-025/98, dated as of August 18, 1999 ("Amendment No. 3") relates to the Purchase Agreement GCT-025/98 between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Solitair Corp. ("BUYER") dated June 17, 1998 as amended from time to time (together referred to herein as the "Agreement"). This Amendment No. 3 is between EMBRAER and BUYER, collectively referred to herein as the "Parties".

This Amendment No. 3 constitutes an amendment and modification regarding the incorporation of Changes and other modifications, pursuant to Article 11, items "a" and "g" of the Agreement, with respect to the inclusion of the plug type passenger door. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No.3 and the Agreement, this Amendment No.3 shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.    CONFIGURATION CHANGES

      1.1 Item 2.2 of Attachment A to the Agreement, "OPTIONAL SYSTEM / OTHER EQUIPMENT" for the FOURTH AIRCRAFT and all subsequent Aircraft is hereby amended by inserting after item "l" the following:
            "....
            m)    Plug type passenger door"

      1.2 Due to the changes described in item 1.1, the Aircraft Basic Price described in Article 3 of the Agreement for the FOURTH AIRCRAFT and all subsequent Aircraft will be [*]. Therefore, the Aircraft
            Basic Price for the FOURTH AIRCRAFT and all subsequent Aircraft shall be [*]

2.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment shall remain valid in full force and effect without any change.

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* Confidential


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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 3 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By     /s/ Frederico Fleury Curado               By     /s/ Frederick Simon
       -----------------------------                    -----------------------
Name:   Frederico Fleury Curado                  Name:  Frederick Simon
Title:  E.V.P. Commercial                        Title: President


By     /s/ Flavio Rimoli                         Date:  8/18/99
       -----------------------------             Place: Greenwich, CT
Name:  Flavio Rimoli
Title: Director of Contracts


Date:  August 18, 1999
Place: Sao Jose dos Campos, Brazil